UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2015 (May 7, 2015)

Commission File Number: 001-33294

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 798-6100
(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Fortress Investment Group LLC (“Fortress”) is filing this Current Report on Form 8-K as a result of the adoption of a new accounting standard, described in more detail below. The financial and other information in Fortress’s Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”) that is significantly affected by the adoption of the new accounting standard has been revised, and such revised information is included in exhibits to this Form 8-K.

All other information in Fortress’s 2014 Form 10-K has not been updated for events or developments that occurred subsequent to its filing with the U.S. Securities and Exchange Commission on February 26, 2015. For developments since the filing of the 2014 Form 10-K, please refer to Fortress’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed on May 7, 2015 and Fortress's other Current Reports on Form 8-K filed since February 26, 2015.

Adoption of New Accounting Standard

Fortress is filing this Current Report on Form 8-K to disclose the retrospective impact of the early adoption of the Financial Accounting Standards Board’s amended accounting standard, Consolidation (Topic 810) — Amendments to the Consolidation Analysis (ASU No. 2015-02) (the “New Accounting Standard”) on its historical financial statements included in Fortress’s 2014 Form 10-K. The New Accounting Standard eliminates the deferral provided to certain entities of Statement of Financial Accounting Standards No. 167, Amendments to FASB Interpretation No. 46 (R), pursuant to ASC 810-10-65-2. The New Accounting Standard amends the evaluation of whether (1) fees paid to a decision maker or service provider represent a variable interest, (2) a limited partnership or similar entity has the characteristics of a variable interest entity (“VIE”) and (3) a reporting entity is the primary beneficiary of a VIE. Upon the adoption of the New Accounting Standard, the following VIEs consolidated by Fortress in its 2014 Form 10-K are no longer required to be consolidated: New Media Investment Group Inc. and New Senior Investment Group Inc., which were both initially consolidated in 2014, a private equity fund formed in 2014 and certain investment vehicles formed by certain credit hedge funds in 2014.

Item 9.01.    Financial Statements and Exhibits

The following exhibits filed with this Current Report on Form 8-K supersede the corresponding portions of the 2014 10-K.

•	Exhibit 23.1 - Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

•	Exhibit 99.1 - Revised Financial Information and Disclosures from Fortress Investment Group LLC's Annual Report on Form 10-K for the Year Ended December 31, 2014

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document, including the exhibits, contains forward-looking statements which reflect our current views with respect to, among other things, future events and financial performance. Readers can identify these forward-looking statements by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Accordingly, you should not place undue reliance on any forward-looking statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

(d)    Exhibits.

Exhibit

Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC's Annual Report on Form 10-K for the Year Ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ Daniel N. Bass
Daniel N. Bass
Chief Financial Officer
May 7, 2015

Exhibit Index

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC's Annual Report on Form 10-K for the Year Ended December 31, 2014